UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices)

+1 (646) 650-1351

(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2023, VolitionRx Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Prime Executions, Inc., doing business as Freedom Capital Markets (“Freedom”), as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 13,000,000 shares (the “Firm Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), to the Underwriters. The Firm Shares will be sold at a public offering price of $1.27 per share, less an underwriting commission of 7.0%. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 1,950,000 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) offered in the offering at the same price per share as the Firm Shares. The Company also agreed to reimburse the Underwriters for up to $90,000 of their reasonable, necessary, and documented out-of-pocket expenses incurred in connection with the offering, including the fees and expenses of counsel to the Underwriters.

Net proceeds to the Company from the offering are expected to be approximately $15.4 million before deducting estimated offering expenses payable by the Company. The Company intends to use the proceeds from the offering for research and continued product development, clinical studies, product commercialization, working capital and other general corporate purposes, including potential strategic acquisitions.

Pursuant to the Underwriting Agreement, the Company has also agreed to issue to Freedom warrants to purchase up to an aggregate 448,500 shares of common stock, or 3.0% of the number of Shares sold in the offering, assuming the overallotment option is exercised in full (the “Underwriter Warrants”), at an exercise price of $2.00 per share. The Underwriter Warrants shall be exercisable following the six-month period commencing on the issuance date of the warrants and terminate five years following such issuance date. The Underwriter Warrants will contain provisions for demand and piggyback registration rights.

The offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-259783) previously filed with the Securities and Exchange Commission (“SEC”) on September 24, 2021, as amended on November 4, 2021 and declared effective by the SEC on November 8, 2021, as well as a prospectus supplement thereunder.

The offering of the Shares is expected to close on June 5, 2023 subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement.

The Underwriting Agreement and form of Underwriter Warrant are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Current Report”). The foregoing descriptions of the terms of the Underwriting Agreement and Underwriter Warrant do not purport to be complete and are qualified in their entirety by reference to the exhibits, which are incorporated herein by reference. A copy of the opinion of Stradling Yocca Carlson & Rauth, P.C. relating to the legality of the issuance and sale of the Shares, Underwriter Warrants, and shares of common stock issuable upon exercise of the Underwriter Warrants in the offering is filed as Exhibit 5.1 to this Current Report.

 Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected completion of the offering, expected proceeds of the offering and the use of proceeds of the offering, and the issuance of the Underwriter Warrants in connection with the offering are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and the prospectus supplement related to the offering. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

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Item 8.01 Other Events.

On May 31, 2023 and June 1, 2023, the Company issued a press release announcing the launch and pricing of the offering, respectively. Copies of the launch and pricing press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1*	Underwriting Agreement, dated June 1, 2023, by and between VolitionRx Limited and Prime Executions, Inc. dba Freedom Capital Markets.
4.1	Form of Underwriter Warrant.
5.1	Opinion of Stradling, Yocca, Carlson & Rauth, P.C.
23.1	Consent of Stradling, Yocca, Carlson & Rauth, P.C. (contained in Exhibit 5.1).
99.1	Launch Press Release dated May 31, 2023.
99.2	Pricing Press Release dated June 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits to the Underwriting Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will furnish copies of such exhibits to the Securities and Exchange Commission upon request by the Commission or its Staff.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: June 2, 2023	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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